TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                  1
      MESSAGE FROM THE PRESIDENT                            2
      INVESTMENT REVIEW                                     4
      MESSAGE FROM THE MANAGERS                             5
      FINANCIAL INFORMATION
         Distributions to Shareholders                      9
         Independent Auditors' Report                      10
         Portfolio of Investments                          11
         Notes to Portfolio of Investments                 16
         Statement of Assets and Liabilities               18
         Statement of Operations                           19
         Statements of Changes in Net Assets               20
         Notes to Financial Statements                     21









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH AND TAX STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE. (COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.










USAA FAMILY OF FUNDS SUMMARY

         FUND                                             MINIMUM
       TYPE/NAME                     VOLATILITY          INVESTMENT
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high                3,000
 First Start Growth(Registered
   Trademark)                      Moderate to high         3,000
 Gold                              Very high                3,000
 Growth                            Moderate to high         3,000
 Growth & Income                   Moderate                 3,000
 International                     Moderate to high         3,000
 S&P 500(Registered Trademark)
  Index                            Moderate                 3,000
 Science & Technology              Very high                3,000
 Small Cap Stock                   Very high                3,000
 World Growth                      Moderate to high         3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                 3,000
 Growth and Tax
  Strategy                         Moderate                 3,000
 Growth Strategy                   Moderate to high         3,000
 Income Strategy                   Low to moderate          3,000

 INCOME - TAXABLE
===============================================================================
 GNMA(Registered Trademark)        Low to moderate         $3,000
 High-Yield Opportunities          High                     3,000
 Income                            Moderate                 3,000
 Income Stock                      Moderate                 3,000
 Intermediate-Term Bond            Low to moderate          3,000
 Short-Term Bond                   Low                      3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate          3,000
 Short-Term                        Low                      3,000
 State Bond Income                 Moderate                 3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                       Very low                 3,000
 State Money Market                Very low                 3,000
-------------------------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAs IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAs ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, TEXAS, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.











MESSAGE FROM THE PRESIDENT


[PHOTOHGRAPH  OF PRESIDENT  AND VICE CHAIRMAN OF THE BOARD,  MICHAEL J.C.  ROTH,
 CFA, APPEARS HERE]

--------------------------------------------------------------------------------
THE FIRST FIVE MONTHS OF 2000 WERE AS FASCINATING AND CHALLENGING A PERIOD AS INVESTORS HAVE SEEN IN A LONG TIME. IT WAS FRAMED BY TWO EVENTS THAT WERE STUNNINGLY OPPOSITE TO ONE ANOTHER.
--------------------------------------------------------------------------------

The more notable of the two was the precipitous drop of the NASDAQ Index. This market gauge is dominated by the tech stocks which created the stupendous returns of 1999. Many mutual funds could boast triple-digit returns for 12-month periods, and the valuation of tech stocks in general reached undreamt-of levels. More traditional investors struggled with the triple-digit price/earnings ratios of the techs, and the retort was that this was the new economy. Then, about three months into 2000, the trend cracked. The NASDAQ began falling, and it fell hard. There were numerous drops of 5% or more in a day, very severe for an entire index.

The second event was at the opposite end of the investment spectrum. Most people were highly aware that the Federal Reserve (the Fed) was getting serious about inflation and was raising interest rates. Therefore, bonds were a bad investment? Wrong!

The Fed indeed raised short-term rates more than once. But something else was happening. The federal government continued to run a budget surplus, and that surplus has begun to be applied to the national debt. The Treasury began to retire its 30-year bond. The effect was that by early June the six-month Treasury bill yielded over 6.30%, but the 30-year bond, which had long been the benchmark for the entire bond market, had a yield of 5.91%. Not only could you get a higher rate of interest investing for 180 days instead of 30 years, but if you happened to already own the 30-year bond, you received the benefit of a run-up in its price.

In May THE WALL STREET JOURNAL reported that one of the world's foremost hedge funds had suspected that tech stocks would drop, but missed the opportunity to get out ahead of the event.

And there was no forewarning of what happened in the bond market. Once again, at a pair of major market turns most investors were surprised. And that is why we continue to believe that a well-allocated portfolio, set up before the fact, is an excellent way to approach investing.



Sincerely,


Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.









INVESTMENT REVIEW

USAA GROWTH AND TAX STRATEGY FUND

OBJECTIVE: Conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

TYPES OF INVESTMENTS: Invests principally in tax-exempt bonds and money market instruments and the remainder in blue chip stocks.

--------------------------------------------------------------------------------
                                           5/31/00               5/31/99
--------------------------------------------------------------------------------
  Net Assets                            $263.6 Million       $252.4 Million
  Net Asset Value Per Share                 $17.28               $16.66
--------------------------------------------------------------------------------
Average Annual Total Returns and 30-Day SEC Yield* as of 5/31/00
--------------------------------------------------------------------------------
         1 YEAR          5 YEARS        10 YEARS        30-DAY SEC YIELD
          6.62%          11.90%          10.22%               4.51%
--------------------------------------------------------------------------------

* CALCULATED AS PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION.

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.



                     CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the Lehman Brothers Municipal Bond Index for the period of 5/31/90 through 5/31/00. The data points from the graph are as follows:

            USAA Growth & Tax        Lehman
              Strategy Fund          Index
              -------------         -------

05/31/90       $10,000              $10,000
11/30/90        10,012               10,484
05/31/91        10,891               11,008
11/30/91        11,134               11,559
05/31/92        11,775               12,089
11/30/92        12,086               12,719
05/31/93        13,136               13,535
11/30/93        13,701               14,128
05/31/94        13,623               13,870
11/30/94        13,461               13,386
05/31/95        15,085               15,133
11/30/95        16,297               15,916
05/31/96        17,289               15,825
11/30/96        18,671               16,852
05/31/97        19,745               17,135
11/30/97        21,245               18,060
05/31/98        22,757               18,742
11/30/98        23,352               19,461
05/31/99        24,828               19,618
11/30/99        25,740               19,253
05/31/00        26,472               19,450

DATA FROM 5/31/90 THROUGH 5/31/00.


THE GRAPH ILLUSTRATES HOW A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA GROWTH AND TAX STRATEGY FUND OUTPERFORMS ITS BENCHMARK, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX. THIS INDEX IS AN UNMANAGED BENCHMARK OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.









MESSAGE FROM THE MANAGERS


[PHOTOGRAPH OF PORTFOLIO MANAGERS FROM LEFT TO RIGHT: PATRICK O'HARE, CFA (BLUE CHIP STOCKS) AND CLIFFORD A. GLADSON, CFA (ALLOCATION MANAGER, TAX-EXEMPT BONDS, AND TAX-EXEMPT MONEY MARKET INSTRUMENTS) APPEARS HERE.]


FUND OVERVIEW

The USAA Growth and Tax Strategy Fund was the first mutual fund to combine tax-exempt securities with common stocks in a balanced format. John W. Saunders Jr., who acted as the allocation manager since the Fund's inception on January 11, 1989, retired on January 31, 2000. Beginning February 1, 2000, Clifford A. Gladson, the Fund's manager of tax-exempt bonds and tax-exempt money market instruments, has been given the privilege of also serving as the Fund's allocation manager.

The Fund is designed to be a complete but conservative investment for shareholders seeking a good level of tax-exempt income with exposure to common stocks. The stock component provides the potential for capital appreciation that can help offset the impact of inflation on fixed-income assets and income. The tax-exempt bond component offers the potential for tax-free income accumulation. We coordinate the management of the asset classes with a goal of enhancing the tax efficiency of the Fund.

Under the Internal Revenue Code, the Fund must have at least 50% of its assets invested in tax-exempt securities at the end of each fiscal quarter in order to pass the tax-exempt income through to its shareholders. This means the Fund will not have the traditional 60% common stocks, 40% bonds investment mix normally associated with a BALANCED fund. The Fund's common stock target range is 41-49% with the remainder of assets invested in tax-exempt securities.

While past performance is no guarantee of future results, the Fund's diversified asset mix has helped offset the volatility in both the bond and stock markets over the last year. The Fund's long-term results are depicted in the 10-year cumulative performance chart on page 4.

The Fund's allocation of net assets on May 31, 2000, the end of this reporting period, was: 48.7% in tax-exempt bonds, 48.4% in blue chip stocks, and 5.6% in tax-exempt money market instruments.

TAX-EXEMPT BONDS

Over the last year, interest rates for municipal bonds rose sharply. The yield of the Bond Buyer 40-Bond Index, the industry standard for long-term investment grade municipal bonds, went from 5.42% on June 1, 1999, up to 6.13% on May 31,2000. While this increase in rates caused bond prices to decline, it also provided an opportunity to purchase bonds that improved the tax-exempt distribution yield of the portfolio. The rise in municipal yields reflected the credit market's concern that the domestic economy was growing at a rate that could lead to price inflation. In addition, the Federal Reserve (the Fed), concerned that tight labor markets might produce wage inflation, raised short-term interest rates six times since the beginning of the fiscal year. As of May 31, 2000, the growth in the domestic economy remained rather strong, and price inflation has increased to around 3%. The credit market continues to assess when the actions of the Fed will slow the pace of growth in the domestic economy and keep inflation in check.

EQUITIES

With the backdrop of the Fed's raising of interest rates, most stocks had a difficult time. In fact, only the technology and capital goods sectors outperformed the S&P 500 Index during the 12-month period. Six of the 11 sectors comprising the S&P 500 Index actually had negative returns during the period.

The equity portion of your Fund performed well as a result of being overweighted in technology. In particular, the Fund was helped by owning Applied Materials, Texas Instruments, Cisco Systems, and Intel -- each of which was up more than 100% during the period. As a result of its ongoing litigation with the government, Microsoft was the Fund's only technology holding that did poorly in the period.

In the capital goods sector, General Electric continues to be a standout performer. In the financial sector, the portfolio benefited from its positions in Citigroup, State Street, and American Express. Tyco International and Bank One negatively impacted the Fund. Both were sold to offset capital gains generated during rebalancing of the Fund.

Other  standout   performers  were   Medtronic,   Monsanto  (which  merged  with
Pharmacia), Merck, Wal-Mart, Home Depot, CBS (which merged with Viacom), and Halliburton.

Weak performers were Bristol-Myers, Johnson & Johnson, Ford, SBC Communications, and MCI WorldCom.

OUTLOOK FOR EQUITIES

Until it is clear that the Fed has stopped raising interest rates, we believe that the markets will continue to trade in a narrow range. This will make owning the right stocks increasingly important. We continue to favor technology stocks that are benefiting from strong industry fundamentals. In particular, we believe that companies exposed to building out the Internet infrastructure and companies with exposure to wireless communications will continue to do well. We also continue to favor the health care area, despite the uncertainty surrounding Medicare reform and the potential of a prescription drug benefit for Medicare recipients.

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.





---------------------------------------------------------------------------
                        Tax-Exempt Securities
                           Top 5 Holdings
                          (% of Net Assets)
---------------------------------------------------------------------------
 New York - NYC Transitional Finance Auth. RB, Series 1999A             4.2
 Michigan - Hospital Finance Auth. RB, Series 1999A                     3.4
 New York - Medical Care Facilities Finance Agency RB, Series 1995A     2.4
 Wisconsin - University Hospital Auth. RB, Series 2000                  2.3
 Texas - Port Arthur Navigation District PCRB                           2.0
---------------------------------------------------------------------------


--------------------------------        --------------------------------------
       Blue Chip Stocks                           Top 10 Industries
        Top 5 Holdings                           (% of Net Assets)
       (% of Net Assets)
--------------------------------        --------------------------------------
Cisco Systems, Inc.          5.2        Hospital                          14.1
Texas Instruments, Inc.      4.2        Electronics - Semiconductors       8.0
Intel Corp.                  3.8        Nursing/CCRC                       6.5
General Electric Co.         2.3        Special Assessment/Tax             6.2
Microsoft Corp.              2.1        Computer - Networking              5.2
--------------------------------        Finance - Diversified              3.8
                                        General Obligation                 3.2
                                        Electric/Gas Utility               3.0
                                        Escrowed Bonds                     3.0
                                        Single - Family Housing            3.0
                                        --------------------------------------



SEE PAGE 11 FOR A COMPLETE LISTING OF THE PORTFOLIO OF INVESTMENTS.



                             ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 2000 of the USAA Growth and Tax Strategy Fund to be:

Tax-Exempt Bonds - 48.7%; Blue Chip Stocks - 48.4% and Tax-Exempt Money Market Instruments - 5.6%.


PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY OR MAY NOT EQUAL 100%.


INCOME MAY BE SUBJECT TO FEDERAL, STATE, OR LOCAL TAXES, OR TO THE ALTERNATIVE MINIMUM TAX.









DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.

                     Tax-exempt income              $.405
                     Ordinary income *               .065
                     Long-term capital gains         .004
                                                    -----
                        Total                       $.474
                                                    =====

100% of ordinary income distributions qualify for deduction by corporations.


* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.










INDEPENDENT AUDITORS' REPORT

KPMG


The Shareholders and Board of Trustees

USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund as of May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     KPMG LLP


San Antonio, Texas
July 7, 2000










USAA GROWTH AND TAX STRATEGY FUND
PORTFOLIO OF INVESTMENTS

MAY 31, 2000



                                                                        MARKET
   NUMBER                                                                VALUE
 OF SHARES                     SECURITY                                  (000)
--------------------------------------------------------------------------------

                           BLUE CHIP STOCKS (48.4%)

            ADVERTISING/MARKETING (0.6%)
   19,600   Omnicom Group, Inc.                                         $  1,645
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE (0.6%)
   43,000   Boeing Co.                                                     1,680
--------------------------------------------------------------------------------
            AUTOMOBILES (0.5%)
   26,400   Ford Motor Co.                                                 1,282
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (1.4%)
   32,300   State Street Corp.                                             3,601
--------------------------------------------------------------------------------
            BANKS - MONEY CENTER (0.5%)
   11,200   J. P. Morgan & Co., Inc.                                       1,442
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.5%)
   17,400   Anheuser-Busch Companies, Inc.                                 1,348
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.9%)
   60,500   PepsiCo, Inc.                                                  2,462
--------------------------------------------------------------------------------
            CHEMICALS (0.8%)
   18,800   Dow Chemical Co.                                               2,013
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (0.6%)
   35,000   Dell Computer Corp. *                                          1,509
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (5.2%)
  238,400   Cisco Systems, Inc. *                                         13,574
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (2.1%)
   90,400   Microsoft Corp. *                                              5,656
--------------------------------------------------------------------------------
            DRUGS (2.8%)
   42,800   Merck & Co., Inc.                                              3,194
   80,000   Pharmacia Corp.                                                4,155
--------------------------------------------------------------------------------
                                                                           7,349
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (2.3%)
  114,600   General Electric Co.                                           6,031
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (8.0%)
   80,000   Intel Corp.                                                    9,975
  154,000   Texas Instruments, Inc.                                       11,126
--------------------------------------------------------------------------------
                                                                          21,101
--------------------------------------------------------------------------------
            ENTERTAINMENT (2.2%)
   26,600   Time Warner, Inc.                                              2,100
   40,579   Viacom, Inc. *                                                 2,516
   27,700   Walt Disney Co.                                                1,168
--------------------------------------------------------------------------------
                                                                           5,784
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.6%)
   19,200   Applied Materials, Inc. *                                      1,603
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (3.8%)
   34,800   American Express Co.                                           1,873
   79,125   Citigroup, Inc.                                                4,920
   43,800   Morgan Stanley Dean Witter & Co.                               3,151
--------------------------------------------------------------------------------
                                                                           9,944
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (2.4%)
   40,000   American Home Products Corp.                                   2,155
   73,600   Bristol-Myers Squibb Co.                                       4,053
--------------------------------------------------------------------------------
                                                                           6,208
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (0.6%)
   28,400   Colgate-Palmolive Co.                                          1,494
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (0.8%)
   82,000   Allstate Corp.                                                 2,173
--------------------------------------------------------------------------------
            INVESTMENT BANKS/BROKERAGE (0.2%)
   14,332   Bear Stearns Cos., Inc.                                          564
--------------------------------------------------------------------------------
            MACHINERY - DIVERSIFIED (0.3%)
   21,200   Caterpillar, Inc.                                                811
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (0.5%)
   20,600   United Technologies Corp.                                      1,245
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.7%)
   34,200   Medtronic, Inc.                                                1,766
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (2.1%)
   39,604   Exxon Mobil Corp.                                              3,300
   40,000   Texaco, Inc.                                                   2,297
--------------------------------------------------------------------------------
                                                                           5,597
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (1.1%)
   55,100   Halliburton Co.                                                2,810
--------------------------------------------------------------------------------
            RETAIL - BUILDING SUPPLIES (0.7%)
   37,200   Home Depot, Inc.                                               1,816
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (2.1%)
   25,700   Target Corp.                                                   1,611
   66,500   Wal-Mart Stores, Inc.                                          3,832
--------------------------------------------------------------------------------
                                                                           5,443
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (0.2%)
   18,675   Gap, Inc.                                                        655
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (1.9%)
   83,400   Sprint Corp.                                                   5,046
--------------------------------------------------------------------------------
            TELEPHONES (1.4%)
   86,500   SBC Communications Corp.                                       3,779
--------------------------------------------------------------------------------
            Total Blue Chip Stocks (cost: $53,128)                       127,431
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                            COUPON
   (000)                                              RATE    MATURITY
-----------------------------------------------------------------------

                          TAX-EXEMPT SECURITIES (54.3%)
                            TAX-EXEMPT BONDS (48.7%)
            ALABAMA (1.4%)
 $  4,700   Baldwin County Health Care Auth. RB,
             Series 1998                              5.75%   4/01/2027   3,735

            ARKANSAS (1.3%)
    2,500   Conway Health Facilities Board Hospital RB,
             Series 1999A                             6.40    8/01/2029   2,226
    1,300   Little Rock Capital Improvement RB,
             Series 1998A                             5.80    1/01/2023   1,175

            CONNECTICUT (2.8%)
    2,500   Development Auth. First Mortgage RB,
             Series 1997                              5.80    4/01/2021   2,058
    6,000   Mashantucket (Western) Pequot Tribe RB,
             Series 1997B(e)                          5.75    9/01/2027   5,265

            GEORGIA (1.8%)
    5,000   Atlanta Georgia Airport RB,
             Series 2000A (INS)(3)                    5.60    1/01/2030   4,692

            ILLINOIS (1.9%)
    5,500   Health Facilities Auth. RB,
             Series 1996 (Mercy Hospital)             6.38    1/01/2015   5,022

            INDIANA (2.7%)
    4,745   Fifth Avenue Housing Development
             Corp. MFH RB, Series 1993A               7.25    7/01/2025   4,931

    2,500   LaPorte County Hospital Auth. RB          6.00    3/01/2023   2,116

            MAINE (0.2%)
      500   Housing Auth. SFH RB, Series 1994C-1(d)   6.50   11/15/2011     504

            MASSACHUSETTS (1.4%)
    4,500   Industrial Finance Agency RB,
             Series 1997B (LOC)                       5.50    5/15/2027   3,811

            MICHIGAN (6.2%)
    4,000   Detroit Sewage Disposal RB,
             Series 1999A (INS)(3)                    5.75    7/01/2026   3,856
    4,000   Hospital Finance Auth. RB, Series 1996    6.25   10/01/2027   3,368
    9,500   Hospital Finance Auth. RB, Series 1999A   6.13   11/15/2026   9,029

            MISSOURI (1.0%)
    3,000   Health and Educational Facilities Auth.
             RB, Series 1997                          5.88    2/01/2023   2,665

            MONTANA (1.2%)
    3,600   Health Facilities Auth. RB, Series 1996   6.38    6/01/2018   3,208

            NEW JERSEY (1.2%)
    3,750   Economic Development Auth. RB,
              Series 1997A                            5.88   12/01/2026   3,122

            NEW YORK (11.0%)
    3,000   Dormitory Auth. RB, (INS)(1)              6.00    7/01/2020   2,950
    4,690   GO, Series 2000A(c)                       6.00    5/15/2020   4,649
    5,850   Medical Care Facilities Finance Agency
             RB, Series 1995A (PRE)(d)                6.85    2/15/2017   6,366
    4,000   Metropolitan Transportation Auth. RB,
             Tax Fund                                 6.00    4/01/2030   3,986
   11,500   Transitional Finance Auth. RB,
             Series 1999A                             5.75    8/15/2024  11,070

            OKLAHOMA (0.9%)
    2,695   Valley View Hospital Auth. RB,
             Series 1996                              6.00    8/15/2014   2,393

            OREGON (1.2%)
    3,420   Clackamas County Hospital Facility Auth.
             RB, Series 1997                          6.30   11/01/2021   3,034

            PENNSYLVANIA (1.8%)
    3,240   Philadelphia Gas Works RB, 14th Series    6.38    7/01/2026   3,195
    1,545   Philadelphia Gas Works RB, 14th
             Series (PRE)                             6.38    7/01/2026   1,622

            RHODE ISLAND (2.0%)
    5,200   Housing and Mortgage Finance Corp. SFH
             RB, Series 15-A(d)                       6.85   10/01/2024   5,302

            TEXAS (4.8%)
    3,410   Fort Worth Higher Education Finance
             Corp. RB, Series 1997A                   6.00   10/01/2016   3,241
    5,675   Lewisville RB, Series 1998 (INS)(2)       5.80    9/01/2025   5,383
   30,270   Northwest Independent School District
             GO, Series 1997 (NBGA)(b)                6.38    8/15/2032   3,887

            WISCONSIN (3.9%)
    3,000   Health and Educational Facilities Auth.
             RB, Series 1998                          5.75    7/01/2028   2,347
    1,965   Housing and Economic Development Auth.
             SFH RB, Series 1992A(d)                  7.10    3/01/2023   2,011
    6,030   University Wisconsin Hospitals And
             Clinics Auth. RB, Series 2000 (INS)(4)   6.13    4/01/2021   6,043
-------------------------------------------------------------------------------
            Total Tax-exempt Bonds (cost: $133,759)                     128,262
-------------------------------------------------------------------------------

                   TAX-EXEMPT MONEY MARKET INSTRUMENTS (5.6%)

            FLORIDA (0.9%)
    1,800   Hillsborough County IDA PCRB,
             Series 1992(a)                           4.45    5/15/2018   1,800
      700   St. Lucie County PCRB, Series 1995(a)     4.45    3/01/2027     700

            NEW YORK (1.8%)
    4,800   Long Island Power Auth. Electric Systems
             RB, Series 6(a)                          4.30    5/01/2033   4,800

            TEXAS (2.9%)
    2,000   Angelina and Neches River Auth. IDC RB,
             Series 1984C (LOC)(a)                    4.35    5/01/2014   2,000
    5,600   Port Arthur Navigation District IDC PCRB,
             Series 1985 (LOC)(a)                     4.50    5/01/2003   5,600
-------------------------------------------------------------------------------
            Total Tax-exempt Money Market Instruments (cost: $14,900)    14,900
-------------------------------------------------------------------------------
            Total Tax-exempt Securities (cost: $148,659)                143,162
-------------------------------------------------------------------------------
            Total Investments (cost: $201,787)                         $270,593
===============================================================================










USAA GROWTH AND TAX STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

MAY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


PORTFOLIO DESCRIPTION ABBREVIATIONS

   IDA   Industrial Development Authority/Agency    GO    General Obligation
   IDC   Industrial Development Corporation         MFH   Multi-Family Housing
   PCRB  Pollution Control Revenue Bond             RB    Revenue Bond
   SFH   Single-Family Housing

CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company or other corporation, or a collateral trust.

   (PRE)  Prerefunded  to a date prior to  maturity.
   (LOC)  Enhanced  by a bank letter of credit.
   (NBGA) Enhanced by a non-bank guarantee agreement.
   (INS)  Scheduled principal and interest payments are insured by:
          (1) Asset Guaranty Insurance Co.
          (2) ACA Financial Guaranty Corp.
          (3) Financial Guaranty Insurance Co.
          (4) Financial Security Assurance Holdings Ltd.


SPECIFIC NOTES

(a) Variable-rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days, in accordance with regulatory requirements. The effective maturity is the next put date.

(b) Zero-coupon security - the rate represents the effective yield at date of purchase. These securities represented 1.5% of the Fund's net assets.

(c) At May 31, 2000, the cost of securities purchased on a delayed delivery basis was $4.6 million.

(d) At May 31, 2000, these securities were segregated to cover delayed-delivery purchases.

(e) Security is exempt from registration under the Securities Act of 1933 and has been determined to be liquid by management. Any resale of this security may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by Rule 144A. This security represented 2% of net assets.

*Non-income producing security.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

MAY 31, 2000


ASSETS
   Investments in securities, at market value (identified cost
     of $201,787)                                                      $270,593
   Cash                                                                      95
   Receivables:
      Capital shares sold                                                    38
      Dividends and interest                                              2,514
                                                                       --------
         Total assets                                                   273,240
                                                                       --------

LIABILITIES
   Securities purchased                                                   9,341
   Capital shares redeemed                                                  124
   USAA Investment Management Company                                       111
   USAA Transfer Agency Company                                              23
   Accounts payable and accrued expenses                                     49
                                                                       --------
         Total liabilities                                                9,648
                                                                       --------
            Net assets applicable to capital shares outstanding        $263,592
                                                                       ========

REPRESENTED BY:
   Paid-in capital                                                     $193,536
   Accumulated undistributed net investment income                        1,375
   Accumulated net realized loss on investments                            (125)
   Net unrealized appreciation of investments                            68,806
                                                                       --------
            Net assets applicable to capital shares outstanding        $263,592
                                                                       ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                       15,250
                                                                       ========
   Net asset value, redemption price, and offering price per share     $  17.28
                                                                       ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED MAY 31, 2000



Net investment income:
   Income:
      Dividends                                                   $ 1,257
      Interest                                                      7,884
                                                                  -------
         Total income                                               9,141
                                                                  -------
   Expenses:
      Management fees                                               1,304
      Transfer agent's fees                                           289
      Custodian's fees                                                 77
      Postage                                                          72
      Shareholder reporting fees                                       14
      Trustees' fees                                                    3
      Registration fees                                                42
      Professional fees                                                35
      Other                                                             4
                                                                  -------
         Total expenses                                             1,840
                                                                  -------
            Net investment income                                   7,301
                                                                  -------
Net realized and unrealized gain (loss) on investments:
   Net realized loss on investments                                  (125)
   Change in net unrealized appreciation/depreciation of
     investments                                                    9,653
                                                                  -------
            Net realized and unrealized gain                        9,528
                                                                  -------
Increase in net assets resulting from operations                  $16,829
                                                                  =======



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GROWTH AND TAX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED MAY 31,



                                                            2000         1999
                                                          ---------------------
From operations:
   Net investment income                                  $  7,301     $  6,832
   Net realized (loss) gain on investments                    (125)       6,275
   Change in net unrealized appreciation of investments      9,653        7,365
                                                          ---------------------
      Increase in net assets resulting from operations      16,829       20,472
                                                          ---------------------
Distributions to shareholders from:
   Net investment income                                    (7,160)      (6,836)
                                                          ---------------------
   Net realized gains                                          (55)      (8,587)
                                                          ---------------------
From capital share transactions:
   Proceeds from shares sold                                27,666       31,150
   Reinvested dividends                                      6,491       14,143
   Cost of shares redeemed                                 (32,621)     (27,304)
                                                          ---------------------
      Increase in net assets from capital share
        transactions                                         1,536       17,989
                                                          ---------------------
Net increase in net assets                                  11,150       23,038
Net assets:
   Beginning of period                                     252,442      229,404
                                                          ---------------------
   End of period                                          $263,592     $252,442
                                                          =====================
Accumulated undistributed net investment income:
   End of period                                          $  1,375     $  1,234
                                                          =====================
Change in shares outstanding:
   Shares sold                                               1,624        1,906
   Shares issued for dividends reinvested                      380          871
   Shares redeemed                                          (1,908)      (1,689)
                                                          ---------------------
      Increase in shares outstanding                            96        1,088
                                                          =====================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA GROWTH AND TAX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

MAY 31, 2000



(1)  SUMMARY OF  SIGNIFICANT  ACCOUNTING  POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power. Using preset target ranges, USAA Investment Management Company (the Manager) will invest a majority of the Fund's assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. We manage the Fund with the goal of minimizing the impact of federal income taxes to shareholders.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2000, the Fund had capital loss carryovers for federal income tax purposes of approximately $125,000 which will expire in 2008. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expired.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2000, were $169,689,000 and $167,159,000, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 2000, was $75,515,000 and $6,709,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the period ended May 31, 2000, was $8,000.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                           YEAR ENDED MAY 31,
                          ------------------------------------------------------
                            2000       1999        1998       1997       1996
                          ------------------------------------------------------
Net asset value at
   beginning of period    $  16.66   $  16.31    $  15.14   $  14.11   $  12.82
Net investment income          .48        .47         .50        .52        .51
Net realized and
   unrealized gain             .61        .96        1.72       1.39       1.32
Distributions from net
   investment income          (.47)      (.48)       (.51)      (.52)      (.51)
Distributions of realized
   capital gains               -         (.60)       (.54)      (.36)      (.03)
                          -----------------------------------------------------
Net asset value at
   end of period          $  17.28   $  16.66    $  16.31   $  15.14   $  14.11
                          =====================================================
Total return (%) *            6.62       9.10       15.26      14.21      14.61
Net assets at end of
   period (000)           $263,592   $252,442    $229,404   $185,504   $160,390
Ratio of expenses to
   average net assets (%)      .71        .69         .71        .74        .82
Ratio of net investment
   income to average net
   assets (%)                 2.80       2.89        3.22       3.66       3.79
Portfolio turnover (%)       66.43      63.42       65.58     194.21     202.55

* Assumes reinvestment of all dividend income and capital gain distributions during the period.









TRUSTEES
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

INTERNET ACCESS
USAA.COM(Service Mark)

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777